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                             AMENDED AND RESTATED

                          LOAN AND SECURITY AGREEMENT

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                               TABLE OF CONTENTS

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Item                                                                    ----
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
1    ACCOUNTING AND OTHER TERMS. . . . . . . . . . . . . . . . . . . . . . 1

2    LOAN AND TERMS OF PAYMENT . . . . . . . . . . . . . . . . . . . . . . 1
     2.1  Credit Extensions. . . . . . . . . . . . . . . . . . . . . . . . 1
          2.1.1     Revolving Advances.. . . . . . . . . . . . . . . . . . 1
          2.1.2     Letters of Credit. . . . . . . . . . . . . . . . . . . 2
          2.2       Overadvances . . . . . . . . . . . . . . . . . . . . . 2
     2.3  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.4  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

3    CONDITIONS OF LOANS . . . . . . . . . . . . . . . . . . . . . . . . . 2
     3.1  Conditions Precedent to Initial Credit Extension . . . . . . . . 2
     3.2  Conditions Precedent to all Credit Extensions. . . . . . . . . . 3

4    CREATION OF SECURITY INTEREST . . . . . . . . . . . . . . . . . . . . 3
     4.1  Grant of Security Interest . . . . . . . . . . . . . . . . . . . 3

5    REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . 3
     5.1  Due Organization and Authorization . . . . . . . . . . . . . . . 3
     5.2  Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     5.3  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     5.4  No Material Adverse Change in Financial Statements . . . . . . . 4
     5.5  Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     5.6  Regulatory Compliance. . . . . . . . . . . . . . . . . . . . . . 4
     5.7  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     5.8  Full Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . 4

6    AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . 4
     6.1  Government Compliance. . . . . . . . . . . . . . . . . . . . . . 4
     6.2  Financial Statements, Reports, Certificates. . . . . . . . . . . 4
     6.3  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     6.4  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     6.5  Primary Accounts . . . . . . . . . . . . . . . . . . . . . . . . 5
     6.6  Financial Covenants. . . . . . . . . . . . . . . . . . . . . . . 5
     6.7  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . 6

7    NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     7.1  Dispositions . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     7.2  Changes in Business, Ownership, Management or Business
          Locations. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     7.3  Mergers or Acquisitions. . . . . . . . . . . . . . . . . . . . . 6
     7.4  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     7.5  Encumbrance. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     7.6  INVESTMENTS; DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . 6


     7.7  Transactions with Affiliates . . . . . . . . . . . . . . . . . . 6
     7.8  Subordinated Debt. . . . . . . . . . . . . . . . . . . . . . . . 6
     7.9  Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

8    EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     8.1  Payment Default. . . . . . . . . . . . . . . . . . . . . . . . . 7
     8.2  Covenant Default . . . . . . . . . . . . . . . . . . . . . . . . 7
     8.3  Material Adverse Change. . . . . . . . . . . . . . . . . . . . . 7
     8.4  Attachment . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     8.5  Insolvency . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     8.6  Other Agreements . . . . . . . . . . . . . . . . . . . . . . . . 7
     8.7  Judgments. . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     8.8  Misrepresentations . . . . . . . . . . . . . . . . . . . . . . . 7

9    BANK'S RIGHTS AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . 8
     9.1  Rights and Remedies. . . . . . . . . . . . . . . . . . . . . . . 8
     9.2  Power of Attorney. . . . . . . . . . . . . . . . . . . . . . . . 8
     9.3  Accounts Collection. . . . . . . . . . . . . . . . . . . . . . . 8
     9.4  Bank Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 8
     9.5  Bank's Liability for Collateral. . . . . . . . . . . . . . . . . 9
     9.6  Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . . . 9
     9.7  Demand Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . 9

10   NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

11   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER. . . . . . . . . . . . . . 9

12   GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 9
     12.1   Successors and Assigns . . . . . . . . . . . . . . . . . . . . 9
     12.2   Indemnification. . . . . . . . . . . . . . . . . . . . . . . .10
     12.3   Time of Essence. . . . . . . . . . . . . . . . . . . . . . . .10
     12.4   Severability of Provision. . . . . . . . . . . . . . . . . . .10
     12.5   Amendments in Writing, Integration . . . . . . . . . . . . . .10
     12.6   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . .10
     12.7   Survival . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     12.8   Confidentiality. . . . . . . . . . . . . . . . . . . . . . . .10
     12.9   Attorneys' Fees, Costs and Expenses. . . . . . . . . . . . . .10
     12.10  Borrower Waivers . . . . . . . . . . . . . . . . . . . . . . .10
     12.11  Joint and Several Liability. . . . . . . . . . . . . . . . . .11

13   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     13.1   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . .11

EXHIBIT A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

EXHIBIT B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

EXHIBIT C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20


EXHIBIT D. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

DISBURSEMENT REQUEST AND AUTHORIZATION . . . . . . . . . . . . . . . . . .22

CORPORATE RESOLUTIONS TO BORROW. . . . . . . . . . . . . . . . . . . . . .23

CORPORATE RESOLUTIONS TO BORROW. . . . . . . . . . . . . . . . . . . . . .25

CORPORATE RESOLUTIONS TO BORROW. . . . . . . . . . . . . . . . . . . . . .27

CORPORATE RESOLUTIONS TO BORROW. . . . . . . . . . . . . . . . . . . . . .29


       THIS LOAN AND SECURITY AGREEMENT (this "Agreement") dated June 23, 1999, between SILICON VALLEY BANK ("Bank") and SENTO CORPORATION, SENTO TRAINING CORPORATION, SENTO CONSULTING CORPORATION, and SENTO TECHNICAL SERVICES CORPORATION (collectively and jointly and severally "Borrower"), amends and restates the Loan and Security Agreement between the parties dated February 12, 1999, as amended by amendment to loan and security agreement dated March 2, 1999, and provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1.     ACCOUNTING AND OTHER TERMS

       Accounting terms not defined in this Agreement will be construed following GAAP Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation" in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2.     LOAN AND TERMS OF PAYMENT

       (1) CREDIT EXTENSIONS. Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

            1.  REVOLVING ADVANCES.

                (1) Bank will make Advances not exceeding (i) the lesser of the Committed Revolving Line and the Borrowing Base minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

                (2) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate 2.00 percentage points above the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

                (3) To Obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm any telephone notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to that reliance.

                (4) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

            2. LETTERS OF CREDIT. Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base minus (ii) the outstanding principal balance of the Advances, but the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $2,000,000. Each Letter of Credit will expire no later than one hundred eighty (180) days after the Revolving Maturity Date provided Borrower's Letter of Credit reimbursement obligation is secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank.

       (2)  OVERADVANCES.  If Borrower's Obligations under Section 2.1.1 and
2.1.2 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay in cash to Bank the excess.


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       (3)  PAYMENTS.

            (1) Payments. Interest is payable in arrears on the first of each month. Bank may debit any of Borrower's deposit accounts including Account Number 3300099141 for principal and interest payments or any amounts Borrower owes Bank. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

       (4)  FEES.  Borrower will pay to Bank:

                   (1) Facility Fee. A fully earned, non-refundable facility fee of $2,000 due on the Closing Date; and

                   (2) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses incurred through and after the Closing Date when due.

       2.5 LOCK-BOX ACCOUNT. Borrower shall immediately direct all account debtors of borrower to make payments to a lock-box account at Bank controlled by Bank as designated by Bank ("Lock-Box Account"). On a daily basis Bank shall deposit all proceeds received in the Lock-Box Account into Borrower's general checking account with Bank. Borrower shall hold any proceeds received by Borrower from collection of accounts in trust for Bank without commingling the same with other funds of Borrower and shall turn the same over to Bank immediately upon receipt in the identical form received. All credits to Borrower's general checking account shall be conditional upon final payment to Bank at its own office in cash or solvent credits of the items giving rise to them and if any item is not so paid, the amount of any credit given for it shall be charged to any deposit account of Borrower with Bank or treated as an Advance under this Agreement, whether or not the item is returned. Borrower shall at the request of Bank notify the account debtors of the security interest of Bank in any account and Bank may itself at any time so notify account debtors. Upon the occurrence of an Event of Default Bank may credit such proceeds deposited to the Lock-Box Account against the Indebtedness of Borrower upon receipt but to allow time for clearance of items, interest shall be calculated thereon for the number of days as computed by the Bank at the interest rate for loans as set forth in
Section 2.1.1(b) of this Agreement; provided, however, that if the balance of the Indebtedness is zero, Bank shall credit such proceeds to Borrower's general checking account.

3.     CONDITIONS OF LOANS

       (1) CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION. Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

       (2) CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

                   (1)  timely receipt of any Payment/Advance Form; and

                   (2) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain true.

                   (3) the execution by Sento Corporation of the Amendment to Warrant to Purchase Stock in the form of Exhibit E., incorporated herein by this reference.

4.     CREATION OF SECURITY INTEREST

       (1) GRANT OF SECURITY INTEREST. Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If the Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

              Borrower does not grant Bank a security interest in, or lien on any intellectual property, including with limitation patents, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing.

              Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term "Collateral" shall not include any property, rights or licenses to the extent the granting of a security interest therein (i) would be contrary to applicable law or (ii) is prohibited by or would constitute a default under any agreement or document (but excluding any agreement or document concerning the borrowing of money or granting of a security interest) governing such property, rights or licenses (but only to the extent such prohibition is enforceable under applicable law).

5.     REPRESENTATIONS AND WARRANTIES

       Borrower represents and warrants as follows:

       (1) DUE ORGANIZATION AND AUTHORIZATION. Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to so qualify could not reasonably be expected to cause a Material Adverse Change.

       The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formations documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

       (2) COLLATERAL. Borrower has good title to the Collateral, free of Liens except Permitted Liens. The Eligible Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects.

       (3)  LITIGATION.  Except as shown in the Schedule attached hereto as
Schedule 1, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

       (4) NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements for Borrower and any Subsidiary delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

       (5) SOLVENCY. The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

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       (6)  REGULATORY COMPLIANCE.  Borrower is not an "investment company"
or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. To the best of Borrower's knowledge, Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

       (7) SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

       (8) FULL DISCLOSURE. No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, taken together with all such certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6.     AFFIRMATIVE COVENANTS

       Borrower will do all of the following:

       (1) GOVERNMENT COMPLIANCE. Borrower will maintain its and all Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could (i) reasonably be expected to have a material adverse effect on Borrower's business or operations, or (ii) cause a Material Adverse Change.

       (2)  FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                   (1) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrowers' consolidated operations during the period, together with the balance sheet and income statements of Borrower's international Subsidiaries, eliminations, and a consolidation of all Borrower's and Subsidiaries, in a form acceptable to Bank and certified by a Responsible Officer; (ii) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K and 10-Q with the Securities and Exchange Commission;
(iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (iv) budgets, sales projections, operating plans or other financial information Bank reasonably requests.

                   (2) Borrower will deliver to Bank Within 7 days of each Friday, a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable.

                   (3) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

                   (4) Bank has the right to audit Borrower's Accounts at Borrower's expense, but the audits will be conducted no more often than once every 6 months unless an Event of Default has occurred and is continuing.

       (3) TAXES. Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

       (4) INSURANCE. Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank requests. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank and comparable to other similar businesses in the same geographic area. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least
20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy in excess of $25,000 (or in any amount after occurrence of an Event of Default) will, at Bank's option, be payable to Bank on account of the Obligations.

       (5) PRIMARY ACCOUNTS. Borrower will maintain its primary depository and operating accounts with Bank.

       (6)  FINANCIAL COVENANTS.

            Borrower will maintain as of the last day of each month:

                   (1) QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least 0.65 to 1.0 for the month-ends from June 30, 1999 through and including November 30, 1999; and 0.75 for each month-end thereafter.

                   (2) DEBT/NET WORTH RATIO. A ratio of Total Liabilities less Subordinated Debt less Deferred Revenue to Tangible Net Worth of not more than 3.00 to 1.00 commencing June 30, 1999.

                   (3) TANGIBLE NET WORTH. A Tangible Net Worth of at least $2,000,000 as of June 30, 1999; $1,900,000 as of July 31, 1999; and
$1,800,000 for each month-end thereafter.

                   (4) MAXIMUM NET LOSSES. Incur net losses of no more than $250,000 for the quarter ending June 30, 1999; $150,000 for the quarter ending September 30, 1999; and $0.00 for the quarter ending December 31, 1999 and thereafter.

       (7) FURTHER ASSURANCES. Borrower will execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

70     NEGATIVE COVENANTS

       Borrower will not do any of the following without the prior written consent of the Bank:

       (1) DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than a Transfer: (i) of Inventory in the ordinary course of business: (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; (iii) otherwise permitted under this Section 7; (iv) in an aggregate amount not exceeding $100,000 in aggregate amount in any fiscal year; or (v) of worn-out or obsolete Equipment.

       (2) CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS. Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership OF GREATER THAN 50% or management. Borrower will not, without at least 30 days prior written notice to Bank, relocate its principal executive office or add any new offices or business locations.

       (3) MERGERS OR ACQUISITIONS. (i) Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person other than Borrower or a wholly owned subsidiary thereof, or (ii) acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, provided


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Borrower or its Subsidiaries may make acquisitions to the extent (a) Borrower is not in default under this Agreement, (b) such acquisition does not cause a breach or violation of any financial covenants under this Agreement, and
(c) Borrower has given Bank at least thirty (30) days' prior written notice.

       (4) INDEBTEDNESS. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

       (5) ENCUMBRANCE. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit Bank's first priority security interest in the Collateral to be materially impaired.

       (6) INVESTMENTS; DISTRIBUTIONS. (i) Make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, except for (a) repurchases of stock from former employees or consultants of Borrower in accordance with the terms of repurchase agreements between Borrower and such employee or consultant, (b) distributions payable solely in Borrower's capital stock, and
(iii) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange therefor.

       (7) TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter or permit any material transaction with any Affiliate, except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

       (8) SUBORDINATED DEBT. Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Bank's prior written consent.

       (9) COMPLIANCE. Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to (i) have a material adverse effect on Borrower's business or operations, or (ii) cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

80     EVENTS OF DEFAULT

       Any one of the following is an Event of Default:

       (1) PAYMENT DEFAULT. Borrower fails to pay any (i) principal amount of any Advances when due and payable, (ii) interest due on any Advances within five (5) days of the due date thereof, or (iii) any portion of any other Obligations not constituting such principal or interest, including without limitation Bank Expenses, within thirty (30) days of receipt by Borrower of an invoice for such other Obligations;

       (2)  COVENANT DEFAULT.  Borrower does not perform any obligation in
Section 6 or violates any covenant in Article 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 30 days after it occurs, or if the default cannot be cured within 30 days or cannot be cured after Borrower's attempts in the 30 day period, and the default may be cured within a reasonable time, then Borrower has an additional time, (of not more than 30 days) to attempt to cure the default. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

       (3) MATERIAL ADVERSE CHANGE. (i) There occurs a material impairment in the perfection or priority of Bank's security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance; or (ii) Bank determines, based upon information available to it and in its reasonable judgment, that Borrower will fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period;


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       (4)  ATTACHMENT.  (i) Any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 30 days;
(ii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or (iv) a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 30 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

       (5) INSOLVENCY. (i) Borrower becomes insolvent; (ii) Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 60 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

       (6) OTHER AGREEMENTS. There is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

       (7) JUDGMENTS. A money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 30 days (but no Credit Extensions will be made before the judgment is stayed or satisfied);

       (8) MISREPRESENTATIONS. If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any communication delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

90     BANK'S RIGHTS AND REMEDIES

       (1) RIGHTS AND REMEDIES. When an Event of Default occurs and is continuing Bank may, without notice or demand, do any or all of the following:

                   (1) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

                   (2) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

                   (3) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

                   (4) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

                   (5) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

                   (6) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral.

                   (7)  Dispose of the Collateral according to the Code.

       (2) POWER OF ATTORNEY. When an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security;


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(ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and (v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

       (3) ACCOUNTS COLLECTION. When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

       (4) BANK EXPENSES. If Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank reasonably deems prudent. Any amounts paid by Bank are Bank Expenses and due and payable within 10 days of written notice thereof to Borrower, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

       (5) BANK'S LIABILITY FOR COLLATERAL. If Bank complies with reasonable banking practices it is not liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

       (6) REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement and the Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

       (7) DEMAND WAIVER. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Bank on which Borrower is liable.

100    NOTICES

       All notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses below:

       Borrower:     Sento Corporation
                     808 East Utah Valley Drive
                     American Fork, Utah
              Attn:  Stan Cutler
               FAX:  (801) 492-2100

       Bank:         Silicon Valley Bank
                     11000 SW Stratus, Suite 170
                     Beaverton, OR 97008
              Attn:  Bruce Helberg
               FAX:  (503) 526-0818

       A party may change its notice address by giving the other party written notice.


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110    CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

       California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

120    GENERAL PROVISIONS

       (1) SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.

       (2) INDEMNIFICATION. Borrower will indemnify, defend and hold harmless Bank and its officers, employees and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

       (3) TIME OF ESSENCE. Time is of the essence for the performance of all Obligations in this Agreement.

       (4) SEVERABILITY OF PROVISION. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

       (5) AMENDMENTS IN WRITING, INTEGRATION. All amendments to this Agreement must be in writing. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersedes prior or contemporaneous negotiations or agreements. All prior or contemporaneous agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

       (6) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

       (7) SURVIVAL. All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

       (8) CONFIDENTIALITY. In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower; (ii) to prospective transferees or purchasers of any interest in the Loans; (iii) as required by law, regulation, subpoena, or other order,
(iv) as required in connection with Bank's examination or audit; and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.


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

       (9)   ATTORNEYS' FEES, COSTS AND EXPENSES.

             In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

       (10)  BORROWER WAIVERS.

             Borrower hereby waives (a) any right to require Bank to:
(i) proceed against any other Borrower or any other person; (ii) proceed against or exhaust any security; (iii) pursue any other remedy; and (b) Any setoff, defense or counterclaim against Bank: (i) any defense from the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against another Borrower. Until Borrower's obligations to Bank have been paid, no Borrower shall have a right of subrogation or reimbursement or subrogation or other rights against another Borrower; (ii) any right to enforce any remedy that Bank has against any other Borrower; (iii) any rights to participate in any security held by Bank; (iv) any demands for performance, notices of nonperformance or of new or additional indebtedness. Each Borrower is responsible for being and keeping itself informed of each Borrower's financial condition. Bank has no duty to provide information to Borrower.

Bank may exercise or not exercise any right or remedy it has against each Borrower or any security it holds (including the right to foreclose by judicial or nonjudicial sale) without affecting any other Borrower's liability.

       (11) JOINT AND SEVERAL LIABILITY. Each Borrower is jointly and severally liable to Bank for all Obligations.

       (12) SET-OFF. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Borrower given to Bank by law, Bank shall have a lien upon and a right of setoff against, and Borrower hereby grants to Bank a security interest in, all monies, securities and other property of Borrower now and hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; every such lien and right of setoff may be exercised without notice or demand upon Borrower's default in the payment of the indebtedness of Borrower to Bank arising under or in connection with the Note, this Agreement, any security document or instrument given in connection therewith, or upon the occurrence of any Event of Default under this Agreement or any other document or instrument executed and delivered in connection herewith. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of the Bank, by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing.

130    DEFINITIONS

       (1)  DEFINITIONS.

            In this Agreement:

       "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

       "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

       "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

       "BANK EXPENSES" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).


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

       "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any Equipment containing the information.

       "BORROWING BASE" is (i) 75% of Eligible Accounts.

       "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

       "CLOSING DATE" is the date of this Agreement.

       "CODE" is the California Uniform Commercial Code.

       "COLLATERAL" is the property described on EXHIBIT A.

       "COMMITTED REVOLVING LINE" is a Credit Extension of up to $2,000,000.

       "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

       "CREDIT EXTENSION" is each Advance, Letter of Credit or any other extension of credit by Bank for Borrower's benefit.

       "DEFERRED REVENUE" is all amounts received in advance of performance under contracts and not yet recognized as revenue.

       "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5.2 including Eligible Foreign Accounts; BUT Bank may change eligibility standards as necessary in its reasonable judgment, by giving Borrower 30 days prior written notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

                   (1) Accounts that the account debtor has not paid within 90 days of invoice date;

                   (2) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

                   (3)  Credit balances over 90 days from invoice date;

                   (4) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts for the amounts that exceed that percentage, unless Bank approves in writing;

                   (5) Accounts for which the account debtor does not have its principal place of business in the United States ("Foreign Accounts"), except Eligible Foreign Accounts;

                   (6) Accounts for which the account debtor is a federal government entity or any department, agency, or instrumentality,


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                   (7)  Accounts for which Borrower owes the account debtor,
       but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

                   (8) Accounts for demonstration or promotional Equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

                   (9) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent,

                   (10) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

                   (11) Accounts for which Bank reasonably determines collection to be doubtful; and

                   (12) Accounts consisting of progress payments billed on a percentage completion basis, except Accounts due to Sento Consulting Corporation consisting of progress payments billed on a percentage completion basis but only to the extent they are clearly marked on all Borrowing Base Certificates and Accounts Receivable agings, and not to exceed 15% of all Accounts.

       "ELIGIBLE FOREIGN ACCOUNTS" are Accounts for which the account debtor does not have its principal place of business in the United States but are:
(1) covered by credit insurance satisfactory to Bank, less any deductible; or
(2) supported by letter(s) of credit acceptable to Bank; (3) Foreign Accounts not to exceed 20% of all Accounts, including Accounts from foreign subsidiaries of Gateway Corporation which alone shall not to exceed 15% of all Accounts, or
(4) that Bank approves in writing.

       "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

       "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

       "GAAP" is generally accepted accounting principles.

       "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and
(d) Contingent Obligations.

       "INSOLVENCY PROCEEDING" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

       "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person other than a Subsidiary, or a Person who will become a Subsidiary upon completion of the investment, or any loan, advance or capital contribution to any Person other than a Subsidiary, or a Person who will become a Subsidiary upon completion of the investment.

       "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

       "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

       "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

       "MATURITY DATE" is the Revolving Maturity Date.


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

       "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

       "PERMITTED INDEBTEDNESS" is:

                   (1) Borrower's indebtedness to Bank under this Agreement or the Loan Documents;

                   (2) Indebtedness existing on the Closing Date and shown on attached Schedule 2;

                   (3)  Subordinated Debt;

                   (4) Indebtedness to trade creditors and with respect to surety bonds and similar arrangements incurred in the ordinary course of business;

                   (5)  Indebtedness secured by Permitted Liens;

                   (6) Other Indebtedness for purchase money obligations or leases not otherwise permitted by Section 7.4 and not to exceed $100,000.00 in the aggregate outstanding at any one time; and

                   (7) Extensions, refinancing, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f), above, provided that the principal amount therefore is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

       "PERMITTED INVESTMENTS" are:

                   (1) Investments shown on Schedule 3, attached hereto and existing on the Closing Date;

                   (2) (1) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and
(iii) Bank's certificates of deposit issued maturing no more than 1 year after issue; and

                   (3) Investments in Borrower's foreign Subsidiaries so long as Borrower is not in default hereunder and to the extent such investment will not cause Borrower to violate any covenant or other provision of this Agreement.

                   (4) Investments (not including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

                   (5) Investments pursuant to or arising under currency agreement or interest rate agreements entered into in the ordinary course of business;

                   (6) Investments consisting of prepaid royalties and other credit extensions to customers and suppliers who are not Affiliates, in the ordinary course of business;

                   (7)  Investments constituting acquisitions permitted under
Section 7.3;

                   (8) Deposit accounts of Borrower in which Bank has a Lien prior to any other Lien;

                   (9) Deposit accounts of any Subsidiaries maintained in the ordinary course of business;

                   (10) Investments accepted in connection with transfer permitted by Section 7.1;


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

                   (11) Other Investments aggregating not in excess of $100,000.00.

       "PERMITTED LIENS" are:

                   (1)  Liens existing on the Closing Date and shown on
Schedule 4 attached hereto, or arising under this Agreement or other Loan Documents;

                   (2) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, IF they have no priority over any of Bank's security interests;

                   (3) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or (ii) existing on Equipment when acquired, IF the Lien is confined to the property and improvements and the proceeds of the Equipment;

                   (4) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor, licensor or under any lease or license;

                   (5) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and its Subsidiaries taken as a whole, and any interest or title of a lessor, licensor or under any lease or license;

                   (6) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.7;

                   (7) Easements, reservations, rights of way, restrictions, minor defects or irregularities in title and similar charges or encumbrances affecting real property not constituting a Material Adverse Effect;

                   (8) Liens that are not prior to the Lien of Bank which constitute rights of setoff of a customary nature or banker's lien with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangements entered into with banks in the ordinary course of business;

                   (9) Earned-out and royalty obligations existing on the date hereof or entered into in connection with an acquisition permitted by
Section 7.3;

                   (10) Liens on assets (including the proceeds thereof and accessions thereto) that existed at the time such assets were acquired by Borrower or any Subsidiary (including Liens on assets of any corporation that existed at the time it became or becomes a Subsidiary); provided such Liens are not granted in contemplation of or in connection with the acquisition of such asset by Borrower or a Subsidiary;

                   (11) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods;

                   (12) Liens or deposits to secure indemnity, performance or other similar bonds in the ordinary course of business; and

                   (13) Liens arising by operation of law such as mechanics', materialman's, carriers', warehousemen's liens incurred in the ordinary course of business;

                   (14) Liens arising in connection with any Permitted Indebtedness; and

                   (15) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (d) and (n), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

       "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

       "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

        "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of less than 12 months determined according to GAAP.

       "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

       "REVOLVING MATURITY DATE" is February 12, 2000.

       "SCHEDULE" is any attached schedule of exceptions.

       "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

       "SUBSIDIARY" is any Person or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Borrower or one or more Affiliates or Subsidiaries of the Borrower.

       "TANGIBLE NET WORTH" is, on any date, (a) the consolidated total assets of Borrower and its Subsidiaries plus the total amount of the CIBC debenture, MINUS, (b) any amounts attributable to (i) goodwill, (ii) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and including as intangible items inter-company receivables from Foreign Subsidiaries and any investments by Borrower in foreign Subsidiaries, (iii) reserves not already deducted from assets, AND (iv) Total Liabilities plus (c) Subordinated Debt.

       "TOTAL LIABILITIES" is on any day, obligations that are classified under GAAP as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

BORROWER:

SENTO CORPORATION                      SENTO TRAINING CORPORATION

By:                                         By:
    -----------------------------               --------------------------------

Title:                                      Title:
       --------------------------                  -----------------------------

SENTO CONSULTING CORPORATION                SENTO TECHNICAL SERVICES CORPORATION

By:                                         By:
    -----------------------------               --------------------------------

Title:                                      Title:
       --------------------------                  -----------------------------


BANK:

SILICON VALLEY BANK

By:
    -----------------------------

Title:
       --------------------------

                                   EXHIBIT A


       THE COLLATERAL CONSISTS OF ALL RIGHT, TITLE AND INTEREST OF BORROWER IN AND TO THE FOLLOWING:

       All goods and Equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

       All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

       All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, claims, literature, reports, catalogs, income tax refunds, payments of insurance and rights to payment of any kind;

       All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

       All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing; and

       Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

       BORROWER DOES NOT GRANT BANK A SECURITY INTEREST IN, OR LIEN ON ANY INTELLECTUAL PROPERTY, INCLUDING WITH LIMITATION PATENTS, COPYRIGHT RIGHTS, COPYRIGHT APPLICATIONS, COPYRIGHT REGISTRATIONS AND LIKE PROTECTIONS IN EACH WORK OF AUTHORSHIP AND DERIVATIVE WORK, WHETHER PUBLISHED OR UNPUBLISHED, NOW OWNED OR LATER ACQUIRED; ANY PATENTS, TRADEMARKS, SERVICE MARKS AND APPLICATIONS THEREFOR; ANY TRADE SECRET RIGHTS, INCLUDING ANY RIGHTS TO UNPATENTED INVENTIONS, KNOW-HOW, OPERATING MANUALS, LICENSE RIGHTS AND AGREEMENTS AND CONFIDENTIAL INFORMATION, NOW OWNED OR HEREAFTER ACQUIRED; OR ANY CLAIMS FOR DAMAGES BY WAY OF ANY PAST, PRESENT AND FUTURE INFRINGEMENT OF ANY OF THE FOREGOING.

                                   EXHIBIT D
                            COMPLIANCE CERTIFICATE


TO:       SILICON VALLEY BANK


FROM:
          -------------------

       The undersigned authorized officer of Sento Corporation certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles
(GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


       REPORTING COVENANT                             REQUIRED                               COMPLIES
       ------------------                             --------                               --------
       Monthly financial statements                   [MONTHLY] within 30 days               Yes   No
       10-Q, 10-K and 8-K                             Within 5 days after filing with SEC    Yes   No
       A/R & A/P Agings                               Weekly within 7 days of each Friday    Yes   No
       A/R Audit                                      Initial and Semi-Annual                Yes   No



       FINANCIAL COVENANT                             REQUIRED                   ACTUAL      COMPLIES
       ------------------                             --------                   ------      --------
       Maintain on a Monthly Basis (unless noted):
         Minimum Quick Ratio                          ________                  ____:1.0     Yes   No
         Minimum Tangible Net Worth                   ________                  $_______     Yes   No
         Maximum Debt/Tangible Net Worth              3.00:1.0                  ____:1.0     Yes   No




                                                  ------------------------------
COMMENTS REGARDING EXCEPTIONS: See Attached.               BANK USE ONLY
                                                  ------------------------------
                                                  Received by:
                                                               -----------------
                                                               AUTHORIZED SIGNER
Sincerely,
                                                  Date:
                                                        ------------------------

-------------------------                         Verified:
        SIGNATURE                                           --------------------
                                                             AUTHORIZED SIGNER
-------------------------                         Date:
          TITLE                                         ------------------------
                                                  Compliance Status: Yes      No
-------------------------                         ------------------------------
          DATE


18 - AMENDMENT TO WARRANT TO PURCHASE STOCK

                    AMENDMENT TO WARRANT TO PURCHASE STOCK

         THIS AMENDMENT TO WARRANT TO PURCHASE STOCK, made and entered into as of the 23 day of June, 1999, by and between SILICON VALLEY BANK (hereinafter referred to as "Bank"), and SENTO CORPORATION, ("Company").

                                   RECITALS:

         The parties entered into a warrant to purchase stock dated as of March 2, 1999, ("Warrant"), and the parties now desire to amend the Warrant as hereinafter provided. All capitalized terms used herein shall have the meanings assigned to them in the Warrant.


19 - AMENDMENT TO WARRANT TO PURCHASE STOCK

         NOW, THEREFORE, the parties mutually agree as follows:

         1.  The Warrant is hereby amended to provide:

             (a) The Initial Exercise Price, also referred to as the Warrant Price, is hereby changed to $1.60.

             (b) The number of shares of the common stock of the Company subject to the Warrant is hereby increased to 60,000, and all references to the Shares in the Warrant shall be deemed to be a reference to 60,000 shares of the Company's common stock.

         2. Except as herein amended, each and all of the terms and provisions of the Warrant shall be and remain in full force and effect during the term thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the date written above.



                             [Intentionally Blank]


20 - AMENDMENT TO WARRANT TO PURCHASE STOCK

         Borrower hereby acknowledges receipt of a copy of this Amendment.


COMPANY:

SENTO CORPORATION

By:                                         By:
    -------------------------------             --------------------------------

Title:                                      Title:
       ----------------------------                -----------------------------
       Chair of Board, President or                CFO, Secretary or
       Vice President                              Assistant Secretary


SILICON VALLEY BANK

By:
    -------------------------------

Title:
       ----------------------------


21 - AMENDMENT TO WARRANT TO PURCHASE STOCK